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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): August 18, 2000
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                             SERENA SOFTWARE, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           DELAWARE                   000-25285               94-2669809
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 (State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

      500 AIRPORT BOULEVARD, 2ND FLOOR, BURLINGAME, CALIFORNIA 94010-1904
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              (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code 650-696-1800
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

    On August 18, 2000, SERENA Software, Inc. (the "Company"), acquired the StarTool Program technology from its principal developer (the "Developer") pursuant to the STARTOOL-Registered Trademark- ASSET PURCHASE AGREEMENT (the "Agreement"), dated August 18, 2000. Prior to the acquisition, the Developer had granted the Company an exclusive, worldwide and non-transferable license to copy, market and distribute the StarTool Program technology and all options thereto. The Company paid an aggregate amount of $20 million in a combination of $16 million cash and 130,612 shares of common stock valued at $30.625 per share to the Developer in exchange for all rights, titles and interests in and to the StarTool Program technology. The per share value of the common stock was determined based on the average of the closing market price of the common stock during the ten business days prior to August 18, 2000. The common stock received by the Developer was placed in a hold-back escrow account at the closing to cover any losses that Developer has agreed to indemnify the Company for in connection with the acquisition.

    The purchase price and the terms of the transaction were determined in arms-length negotiations.

    The StarTool Program and its options are a multi-purpose utility program that allows data processing professionals, particularly systems and applications programmers, to edit and manage partitioned data sets (PDS), extended partitioned data sets (PDSE), sequential and extended sequential data sets, direct, DB2 and virtual storage access method (VSAM) files.

    Also pursuant to the Agreement, the Developer entered into an Employment Agreement, on August 18, 2000, with the Company for a term of five years, to serve as a software architect.

    A description of the closing of the StarTool Asset Purchase is contained in the September 5, 2000 Press Release of the Company, which is filed herewith as
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits

    The following Exhibits are filed as part of this report.

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
2.1 STARTOOL-Registered Trademark- ASSET PURCHASE AGREEMENT dated August 18, 2000
      (Filed separately with confidential treatment)

99.1  Press release of SERENA Software, Inc. dated September 5,
      2000
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                               SERENA SOFTWARE, INC.

Date: September 5, 2000                        By: /s/ Robert I. Pender, Jr.
                                               --------------------------------------------
                                               Robert I. Pender, Jr.
                                               Vice President, Finance and Administration,
                                               Chief Financial Officer and Secretary
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                                 EXHIBIT INDEX

     EXHIBIT NO.                                DESCRIPTION
     -----------        ------------------------------------------------------------
  2.1                   STARTOOL-Registered Trademark- ASSET PURCHASE AGREEMENT
                          dated August 18, 2000 (Filed separately with confidential
                          treatment)
  99.1                  Press Release of SERENA Software, Inc. dated September 5,
                          2000
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